EXHIBIT 99.1
September 2007

Forward-Looking Statements Statements contained in this presentation regarding the growth and prospects of the business, the Company's projected 2007 financial results, 2005-2008 Roadmap Objective, 2008-2009 Roadmap Objective and all other statements in this release other than recitation of historical facts are forward- looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward- looking statements include risks and uncertainties; consequently, actual results may differ materially from those expressed or implied thereby. Factors that could cause actual results to differ materially include, but are not limited to ability to expand or even retain the Company's customer base; ability to grow or even sustain revenue from individual customers; ability to attract and retain professional staff of research analysts and consultants upon whom the Company is dependent; ability to achieve and effectively manage growth; ability to pay the Company's debt obligations; ability to achieve continued customer renewals and achieve new contract value, backlog and deferred revenue growth in light of competitive pressures; ability to carry out the Company's strategic initiatives and manage associated costs; substantial competition from existing competitors and potential new competitors; additional risks associated with international operations including foreign currency fluctuations; the impact of restructuring and other charges on the Company's businesses and operations; and other risks listed from time to time in the Company's reports filed with the Securities and Exchange Commission. The Company's SEC filings can be found on Gartner's Web site at www.gartner.com and on the SEC's Web site at www.sec.gov. Forward-looking statements included herein speak only as of September 10, 2007 and the Company disclaims any obligation to revise or update such statements to reflect events or circumstances after this date or to reflect the occurrence of unanticipated events or circumstances.

Gartner Is ... The world's leading IT research and advisory company, delivering the technology-related insight necessary for our clients to make the right decisions, every day Three lines of business: Research, Consulting and Events 2007 estimated revenue of almost $1.2 billion Approximately 650 analysts and 500 consultants in 75 countries 60,000 clients in 10,000 distinct organizations Clients include 65% of the Fortune 1000 and 80% of the Global 500 Current Enterprise Value(1) of over $2.5 billion (1) Enterprise Value = public equity market capitalization + total debt - cash

Why Invest in Gartner Business services company providing high value to clients Leading brand name in technology related research World's leading IT conference provider Substantial cost savings produced for clients each year Attractive business model Strong cash flow High incremental margins Recurring revenue streams Vast, untapped opportunity Aggregate markets for IT research estimated at over $18 billion worldwide Double-digit revenue and EPS growth expected for foreseeable future Approximately 11% revenue growth and 39% EPS growth projected for 2007 (1) Revenue growth forecasted to accelerate in 2008-2009 Business should not be heavily dependent on economic or technology cycles Growth is driven by market penetration through expanding sales efforts and product improvements (1) Based on midpoint of Company's guidance range.

We Deliver our Insight Through Three Business Segments Research Content Sales Events Consulting Research World's largest IT conference provider 74 events in 2006 with over 41,000 attendees Revenues derived from attendees and sponsors World's most comprehensive IT research and advice 650 analysts across 75 countries Robust and proven research methodologies (i.e., "Magic Quadrant", "Hype Cycle") Largest CIO and senior IT executive community with over 3,600 members Independent and objective IT strategy consulting Competitive advantage from research IP and benchmarking database Note: Pie chart reflects revenue composition in 2006.

Gartner Research The Growth Engine of Our Business Delivering practical and actionable research tailored to client segments End-users - Investors CIOs - Professional service firms Tech and telecom providers Launched new, premium, role-based products beginning in 2006 Gartner for IT Leaders / Gartner for Business Leaders $74 million of contract value at December 31, 2006 Executive Programs for CIOs and senior IT executives $173 million of contract value at June 30, 2007, up 20% y-o-y Focused on providing world class client service Reduced the time to schedule an inquiry with an analyst by 50% Introduced improved new client on-boarding process Simplified pricing structure and eliminated discounting Implementing annual price increases commensurate with inflation and increased value of product Generating accelerated growth and expanding margins Contract value grew 19% y-o-y to $683 million at June 30, 2007 2Q07 wallet retention increased to 103% versus 90% in 2Q06 2Q07 gross contribution margin increased to 63% versus 61% in 2Q06

Gartner Research Product Programs Core Research Gartner for IT Leaders Industry Advisory Services Gartner Invest Gartner for Business Leaders Dataquest Core Research End User High Tech and Telecom Note: Pie charts reflect business composition in 2006.

Gartner Consulting Independent and Objective IT Strategy Advice Overview Approximately 500 consultants deliver client specific IT strategy consulting using Gartner's core research platform Ability to cross-sell existing research customer base 25% of customers use both consulting and research products Three distinct and differentiated service lines Core Consulting Benchmarking Contract Optimization Key metrics have improved 2Q07 Utilization of 73% Revenue per billable headcount over $400K 2Q07 backlog up 9% year-over-year Contract Optimization Services Benchmarking Services Core Consulting Services Note: Pie chart reflects business composition in 2006.

Gartner Events Leveraging Gartner's Research Platform Driven by our proprietary Research content Depth and breadth Unique event formats include Symposium / ITXpo, Summit and Vision 74 events with over 41,000 attendees and 2,786 exhibitors in 2006 Cross-selling opportunities Drive Research awareness among non- clients Over 50% of attendees NOT Gartner seat-holders Create a compelling platform for Gartner offerings Align with sales channel goals Continued strong growth 1st half '07 attendance up 12% y-o-y 1st half '07 revenue up 9% y-o-y Overview Revenue Innovative formats Price actions Hot topics Expanded audience Increased Sales and Marketing Capacity Geographic Expansion New Launches Organic Growth 2006 Portfolio Replication Country specific events

Strategy for Growth Continue to provide extraordinary research Productively expand our salesforce Continue to introduce innovative, high-value offerings Provide world class client service

Research Has A Significant Untapped Opportunity Total Opportunity $ in Billions $11.5 $5.3 $4.3 $1.9 Worldwide Americas Europe, Middle East, Africa Asia Pacific End User Vendor/Investor Total Research opportunity estimated at $18.5 billion Source: Gartner estimates

Salesforce Growth Drives CV Growth Weighted Average Salesforce and Total Contract Value $640 512 457 438 418 516 634 $482 $489 $534 $509 $593 2001 2002 2003 2004 2005 2006 Salesforce Contract Value ($ in millions)

Account Executives that cover too many clients or prospects Clients with a low Contract Value compared to the company turnover or industry Sales Coverage Strategy Localized Selling Approach - local sales people, selling to local opportunities. Non Headquarter Locations Enterprises and organizations that are not clients of Gartner Uncovered Prospects Insufficient Coverage Product Innovation allows Gartner to sell to new buying centers within existing clients and prospects New Buying Centers

14 We Are Productively Growing Our Salesforce Starting Headcount 2005 Ending Headcount Increase % Increase 2006 2007E 443 550 107 24% 550 663 113 20% 663 ~813 ~150 ~23%

Recent Performance Demonstrates Momentum 2004 2005 2006 2007E 2005 2006 0.13 -0.02 0.5 0.7 -0.03 0.51 GAAP EPS Note: 2007 estimates reflect the midpoint of Company guidance. (1) See the attached Glossary for the definition of Normalized EBITDA, a reconciliation to Net Income, and cautionary statement regarding this non-GAAP financial measure. 2004 2005 2006 2007E 2005 2006 109 105 156 198 105 155 Normalized EBITDA (1) $ in Millions 2004 2005 2006 2007E 894 989 1060 1178 Revenue 1178 $ in Millions 7% 11% 49% 27% 40%

Recent Performance Demonstrates Momentum First-Half 2007 Performance: Contract Value of $683 million, up 19% y-o-y Wallet Retention of 103% up from 90% 102 net-new sales associates Consulting productivity and backlog increased 39 Events with over 20,000 attendees Continued leverage on G&A and infrastructure costs

2007 Guidance Progress on the Roadmap Total Revenue Research Consulting Events Other Normalized EBITDA(1) GAAP EPS(2) Current Guidance $1,168 - 1,187 $193 - 203 $0.66 - $0.73 % Change over 2006 15 - 16% 4 - 6% 9 - 12% 24 - 30% 32 - 46% Operating Cash Flow $135 - 150 27 - 41% 2005-2008 Roadmap Objective 8 - 11% $130 - 135 + 10 - 12% $658 - 664 $317 - 323 $185 - 190 $8 - 10 8 - 12% 5 - 10% 12 - 15% Capital Spending $20 - 25 $30 - 35 $ in Millions (except EPS) (1) See the attached Glossary for the definition of Normalized EBITDA and cautionary statement regarding this non-GAAP financial measure. (2) Includes ($0.04) per share in other charges and certain non-operating items.

2008 - 2009 Roadmap Accelerated Growth Expected Total Revenue Research Consulting Events Normalized EBITDA(1) margin Operating Cash Flow (millions) Tax Rate 2007 Guidance 10 - 12% 15 - 16% 4 - 6% 9 - 12% 16 - 18% 33 - 34% $135 - 150 Capital Spending (millions) $20 - 25 2005-2008 Roadmap Objective 8 - 11% 8 - 12% 5 - 10% 12 - 15% 17 - 20% $30 - 35 2008-2009 Roadmap Objective 11 - 15% 12 - 16% 5 - 10% 12 - 15% 19 - 22% $30 - 35 $205 - 210 + $130 - 135 + (1) See the attached Glossary for the definition of Normalized EBITDA and cautionary statement regarding this non-GAAP financial measure. 33% 33 - 34%

Summary Strong value proposition Vast, untapped opportunity Attractive business model Strategy, programs and leadership team in place to deliver accelerated growth and increasing returns on capital Recent performance demonstrates momentum

Glossary Non-GAAP Financial Measure Investors are cautioned that Normalized EBITDA contained in this presentation is not a financial measure under generally accepted accounting principles. In addition, it should not be construed as an alternative to any other measures of performance determined in accordance with generally accepted accounting principles. This non-GAAP financial measure is provided to enhance the user's overall understanding of the Company's current financial performance and the Company's prospects for the future. We believe Normalized EBITDA is an important measure of our recurring operations as it excludes items that may not be indicative of our core operating results. Normalized EBITDA is based on operating income, excluding depreciation, accretion on obligations related to excess facilities, amortization, META integration charges, SFAS 123 (R), goodwill impairments, and other charges. Reconciliation of Normalized EBITDA to GAAP ($ in millions) 2004 2005 2006 Net income (loss) $17 ($2) $58 Loss on investments, net 3 6 - Interest expense, net 1 11 17 Other expense, net 4 3 1 Tax provision 18 7 27 Operating income $43 $25 $103 Normalizing adjustments: Depreciation, accretion and amortization 30 36 34 META integration charges - 15 2 Other charges 36 29 - SFAS No. 123(R) stock compensation expense - - 17 Normalized EBITDA $109 $105 $156